                                                                   EXHIBIT 10.24

     First Amendment dated at of April 3, 1998 to Revolving Credit Agreement (the "First Amendment"), by and among ANSWERTHINK CONSULTING GROUP, INC (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on
Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"),
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amending certain provisions of the Revolving Credit Agreement dated as of
November 7, 1997 (as amended and in effect from time to time, the "Credit agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto hereby agree as follows:

     (S1.)     Amendment to Section 1 of the Credit Agreement.     Section 1.1
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     of the of the Credit Agreement is hereby amended by deleting the definition of Consolidated Net income in its entirety and restating it as follows:

          Consolidated Net Income (or Deficit).  The consolidated net income (or
          ------------ --- ------  -- -------
     deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted principles, after eliminating therefrom all extraordinary nonrecurring items of income or expense; provided, however,
                                                            --------  -------
     for purposes of compliance with the financial covenants set forth in (S9), Consolidated Net Income shall not include (without duplication) (a) any non-cash writedowns of good will and/or purchased research and development;
     (b) compensation expenses or additional goodwill amortization relating to the granting by the Borrower of stock options and restricted stock; (c) the nonrecurring charge of not more than $1,020,000 in the fiscal quarter ending April 3, 1998 pertaining to the elimination of a vesting requirement for the cash portion of an earnout consideration payable to an executive of the Hackett Group, Inc.; and (d) the nonrecurring charge of not more than $39,823,400 in the fiscal quarter ending April 3, 1998 pertaining to the immediate vesting of performance shares issued to certain o f the Borrower's executive, and, provided, further, for purposes of calculating
                                --------  -------
     the Applicable Margin, Consolidated Net Income shall not include (without duplication) those items set forth in paragraphs (c) and (d) above.

(S2.)     Amendment to Section 6 of the Credit Agreement.  Section 6.4.1 of the
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     Credit Agreement is hereby amended by deleting (S6.4.1) in its entirety and restating it as follows:

          6.4.1 Fiscal Year.  The Borrower and each of its Subsidiaries has a
                ------ ----
          fiscal year which is the fifty-two week period ending on the dates set forth on Schdule 6.4.1 attached hereto, with each fiscal quarter within such fiscal year ending on the dates set forth in such Schedule 6.4.1.

(S3.)     Amendment to Section 7 of the Credit Agreement  Section 7.7.2 of the
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     Credit Agreement is hereby amended by deleting the words "deliver the Life
     Insurance Assignment within sixty (60) days of the Closing Date" and substituting in place thereof the words "deliver the Life Insurance Assignment by not later than April 30, 1998".

(S4.)     Amendment to Section 8 of the Credit Agreement  Section 8 of the
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     Credit Agreement is hereby amended as follows:

          (a) Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" which appears at the end of (S8.1) (f); (ii) deleting the period which appears at the end of (S8.1) (g) and substituting in place thereof a semicolon and the word "and"; and
          (iii) inserting immediately after the text of (S8.1) (g) the following:

          (h) Indebtedness of the Borrower incurred in connection with certain earnout provisions pertaining to the acquisition of the Hackett Group, Inc. in the aggregate principal amount of not more than $2,400,000.

          (b) Section 8.8 of the Credit Agreement is hereby amended by deleting the text of (S8.8) in its entirety and substituting in place thereof the word "Except for the change to the fiscal year occurring on December 31, 1997, the Borrower will not, and will not permit any of its Subsidiaries to change the date of the end of their respective fiscal years from that set forth in (S6.4.1)

          (c) Section 8.11 of the Credit Agreement is hereby amended by inserting at the end of the text of (S8.11) the following: ";provided,
                                                                       --------
          however, the Borrower shall be permitted to amend those certain Senior
          -------
          Management Agreements, Restricted Securities Agreements and Letter Agreements described on Schedule 8.11 hereto in the manner set forth therein".

(S5) Amendment to Section 9 of the Credit Agreement.  Section 9 of the Credit
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     Agreement is hereby amended as follows:

          (a) Section 9.1 of the Credit Agreement is hereby amended by deleting the date "June 30, 1998" which appears in such section and substituting in place thereof the date "July 3, 1998";

          (b) Section 9.3 of the Credit Agreement is hereby amended by deleting the date "March 31, 1998" which appears in such section and substituting in place thereof the date "April 3, 1998";

          (c) Section 9.4 of the Credit Agreement is hereby amended by inserting at the end of the text of (S9.4) the following: "provided, however, for purposes of calculating compliance with this -(S9.4) for the fiscal quarter ending April 3, 1998, Indebtedness of the Borrower in respect of notes issued in connection with the acquisition of The Hackett Group, Inc, in the aggregate amount of not more than $5,647,000 shall not be included in such calculations for such period of the Credit Agreement is hereby amended by deleting the date "March 31, 1998" which appears in such section and substituting in place thereof the date "April 3, 1998";

     (S6).     CONDITIONS TO EFFECTIVENESS.  This First Amendent shall not
               ---------------------------
become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower, the Guarantor and the Banks.

     (S7).     REPRESENTATIONS AND WARRANTIES.  The Borrower hereby repeats, on
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and as of the date hereof, each of the representations and warranties made by it in (S6) of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other
Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to
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such Credit Agreement as amended hereby.  In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     (S8.)     RATIFICATION, ETC.  Except as expressly amended hereby, the
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Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S9.)     NO WAIVER.  Nothing contained herein shall constitute a waiver
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of, impair or otherwise affect any Obligations, any other obligation of the
Borrower or any rights of the Agent or the Banks consequent thereon.

     (S10.)     COUNTERPARTS.  This First Amendment may be executed in one or
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more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S11.)     GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
                --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.


                         ANSWERTHINK CONSULTING GROUP, INC.

                         By: /s/ John F. Brennan
                            -------------------------------
                         Title: Executive Vice President


                         BANKBOSTON, N.A.



                         By: [SIGNATURE APPEARS HERE]
                            -------------------------------
                         Title: Vice President

                           RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of April 3, 1998, and agrees that the Guaranty dated as of November 7, 1997 from the undersigned Guarantor remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.



                                    THE HACKETT GROUP, INC.



                                    By: /s/ John F. Brennan
                                       ----------------------------
                                    Title: Vice President

                                 Schedule 6.41

1997 fiscal year end: January 2, 1998

1998 fiscal year end: January 1, 1999

     Q1 1998 ends April 3, 1998
     Q2 1998 ends July 3, 1998
     Q3 1998 ends October 2, 1998
     Q4 1998 ends January 1, 1999

1999 fiscal year end: December 31, 1999

     Q1 1999 ends April 2, 1998
     Q2 1999 ends July 2, 1998
     Q3 1999 ends October 1, 1998
     Q4 1999 ends December 31, 1999

2000 fiscal year end: December 29, 2000

     Q1 2000 ends March 31, 2000
     Q2 2000 ends June 30, 2000
     Q3 2000 ends September 29, 2000
     Q4 2000 ends December 29, 2000